Exhibit (h.38)

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of October 9, 2023 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule (including paragraph (b)(3)(ii) thereof) with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

3

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

6

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:	Joshua Schwab
Title:	Vice President and Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:
Name:	Shannon Ghia
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Aristotle Funds Series Trust

Series:

•	Aristotle Portfolio Optimization Conservative Fund

•	Aristotle Portfolio Optimization Moderate Conservative Fund

•	Aristotle Portfolio Optimization Moderate Fund

•	Aristotle Portfolio Optimization Growth Fund

•	Aristotle Portfolio Optimization Aggressive Growth Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Chief Operating Officer

c/o Aristotle Investment Services, LLC

11100 Santa Monica Boulevard

Suite 1700

Los Angeles, CA 90025

Fax: 310-478-8496

Email: FundOps@aristotlecap.com

With a copy to:

Chief Legal Officer

Attn: Legal Dept.

11100 Santa Monica Boulevard

Suite 1700

Los Angeles, CA 90025

Fax: 310-478-8496

Email: Compliance@aristotlecap.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of August 10, 2023 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Fund s may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

3

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

6

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:	Ryan C. Larrenaga
Title:	Senior Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:
Name:	Shannon Ghia
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Each severally and not jointly

Amended: October 20, 2023

Registrant: Columbia Funds

Series Trust Series: Columbia Overseas Value Fund

Columbia Small Cap Index Fund

Registrant: Columbia Funds Series Trust I

Series: Columbia Balanced Fund

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

Columbia Pyrford International Stock Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager Directional Alternative Strategies Fund

Multi-Manager Growth Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Registrant: Columbia Funds Series Trust II

Series: Columbia Strategic Municipal Income Fund

Columbia High Yield Bond Fund

Columbia Global Opportunities Fund

Columbia Overseas Core Fund

Columbia Global Value Fund

Multi-Manager Value Strategies Fund

Registrant: Columbia Funds Variable Series Trust II

Series: Columbia Variable Portfolio – Overseas Core Fund

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Conservative Portfolio

Columbia Variable Portfolio – Moderately Conservative Portfolio

Columbia Variable Portfolio – Moderate Portfolio

Columbia Variable Portfolio – Moderately Aggressive Portfolio

Columbia Variable Portfolio – Aggressive Portfolio

Registrant: Columbia Funds Variable Insurance Trust

Series: Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund

Columbia Variable Portfolio – Managed Volatility Growth Fund

Columbia Variable Portfolio – Managed Volatility Conservative Fund

Columbia Variable Portfolio – U.S. Flexible Growth Fund

Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund

Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund

Columbia Variable Portfolio – Managed Risk Fund

Columbia Variable Portfolio – Managed Risk U.S. Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Dan Beckman

c/o Columbia Threadneedle Investments

290 Congress St.

Boston, MA 02210

Email: dan.beckman@columbiathreadneedle.com

With a copy to:

Ryan Larrenaga

c/o Columbia Threadneedle Investments

290 Congress St.

Boston, MA 02210

Email: ryan.c.larrenaga@columbiathreadneedle.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of 3/21/2023 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Fund s may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

3

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

6

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:	Peter Davidson
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:
Name:	Shannon Ghia
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Amended: 10/31/2023

Registrant: TCW Funds, Inc.

Series: TCW Conservative Allocation Fund

TCW New America Premier Equities Fund

Registrant: Metropolitan West Funds

Series: MetWest AlphaTrak 500 Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Kathryn Koch

c/o TCW Group, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Email: Kathryn.koch@tcw.com

With a copy to:

Peter Davidson

Attn: Legal Dept.

TCW Group, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Email: peter.davidson@tcw..com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of October 16, 2023 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12dl-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c)shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

(c)

No Acquired Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquiring Fund or any of its affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12dl4@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

11.	Miscellaneous

(a)

Several Liability. In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Fund. In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Fund.

(b)

Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRlNG FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:		By:
Name:	Mark E. Carver	Name:	Keith A. Weller
Title:	President	Title:	Vice President & Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust ll

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Shannon Ghia
Name:	Shannon Ghia
Title:	Assistant Secretary

Schedule A: Acquiring Funds

Registrant - The UBS Funds, on behalf of its series:

UBS All China Equity Fund

UBS Emerging Markets Equity Opportunity Fund

UBS Engage For Impact Fund

UBS Global Allocation Fund

UBS International Sustainable Equity Fund

UBS Multi Income Bond Fund

UBS Sustainable Development Bank Bond Fund

UBS US Dividend Ruler Fund

UBS US Quality Growth At Reasonable Price Fund

UBS U.S. Small Cap Growth Fund

Registrant - SMA Relationship Trust, on behalf of its series:

Series M

Registrant - PACE® Select Advisors Trust, on behalf of its series:

PACE® Mortgage-Backed Securities Fixed Income Investments

PACE® Intermediate Fixed Income Investments

PACE® Strategic Fixed Income Investments

PACE® Municipal Fixed Income Investments

PACE® Global Fixed Income Investments

PACE® High Yield Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

PACE® Global Real Estate Securities Investments

PACE® Alternative Strategies Investments

Registrant - UBS Investment Trust, on behalf of its series:

UBS U.S. Allocation Fund

Registrant - UBS Series Funds, on behalf of its series:

UBS Ultra Short Income Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12dl-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Name: UBS Registered Funds 12dl-4 Group

c/o UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

Email: ol-ubs_reg_funds 12d14@ubs.com

With a copy to:

UBS Asset Management (Americas) Inc.

One North Wacker Drive

Chicago, IL 60606

Attn: Legal Dept. - Registered Funds

Email: N/A